VK-PTFI-SUP-1 070115

Statutory Prospectus Supplement dated July 1, 2015

The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Class A, B, C and Y shares of the Fund listed below:

Invesco Pennsylvania Tax Free Income Fund

The following information replaces in its entirety the information appearing under the heading “Fund Summary - Fees and Expenses of the Fund” in the prospectus:

“This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)	Class:	A	B	C	Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		4.25%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)		None[1]	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class:	A	B	C	Y

Management Fees[2]		0.50%	0.50%	0.50%	0.50%

Distribution and/or Service (12b-1) Fees		0.25	0.25	0.97	None

Other Expenses		0.22	0.22	0.22	0.22

Interest		0.02	0.02	0.02	0.02

Total Other Expenses		0.24	0.24	0.24	0.24

Total Annual Fund Operating Expenses		0.99	0.99	1.71	0.74
[1]	A contingent deferred sales charge may apply in some cases. See “Shareholder Account Information-Contingent Deferred Sales Charges (CDSCs).”
[2]	“Management Fees” have been restated to reflect current fees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$522	$727	$949	$1,586
Class B	601	615	747	1,213
Class C	274	539	928	2,019
Class Y	76	237	411	918

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VK-PTFI-SUP-1 070115

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$522	$727	$949	$1,586
Class B	101	315	547	1,213
Class C	174	539	928	2,019
Class Y	76	237	411	918

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.”

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ACST-SUP-2 070115

Statement of Additional Information Supplement dated July 1, 2015

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, B, C, R, R5, R6 and Y shares, as applicable, of the Funds listed below:

Invesco American Franchise Fund	Invesco Growth and Income Fund
Invesco California Tax-Free Income Fund	Invesco Pennsylvania Tax Free Income Fund
Invesco Equally-Weighted S&P 500 Fund	Invesco S&P 500 Index Fund
Invesco Equity and Income Fund	Invesco Small Cap Discovery Fund

The following information replaces in its entirety the sixth, seventh and eighth paragraphs under the heading “INVESTMENT ADVISORY AND OTHER SERVICES – Investment Adviser” of the Statement of Additional Information.

“Pursuant to its Advisory Agreement with the Trust, Invesco receives a monthly fee from each Fund calculated at the annual rates indicated below, based on the average daily net assets of each Fund during the year. Each Fund allocates advisory fees to a class based on the relative net assets of each class.

Fund Name	Annual Rate/Net Assets Per Advisory Agreement
Invesco American Franchise Fund	First $250 million	0.695%
	Next $250 million	0.67%
	Next $500 million	0.645%
	Next $550 million	0.62%
	Next $3.45 billion	0.60%
	Next $250 million	0.595%
	Next $2.25 billion	0.57%
	Next $2.5 billion	0.545%
	Over $10 billion	0.52%

Invesco California Tax-Free Income Fund	First $500 million	0.47%
	Next $250 million	0.445%
	Next $250 million	0.42%
	Next $250 million	0.395%
	Over $1.25 billion	0.37%

Invesco Equally-Weighted S&P 500 Fund	First $2 billion	0.12%
	Over $2 billion	0.10%

Invesco Equity and Income Fund	First $150 million	0.50%
	Next $100 million	0.45%
	Next $100 million	0.40%
	Over $350 million	0.35%

Invesco Growth and Income Fund	First $150 million	0.50%
	Next $100 million	0.45%
	Next $100 million	0.40%
	Over $350 million	0.35%

Invesco Pennsylvania Tax Free Income Fund	First $500 million	0.50%
	Over $500 million	0.40%

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ACST-SUP-2 070115

Fund Name	Annual Rate/Net Assets Per Advisory Agreement
Invesco S&P 500 Index Fund	First $2 billion	0.12%
	Over $2 billion	0.10%

Invesco Small Cap Discovery Fund	First $500 million	0.80%
	Next $500 million	0.75%
	Over $1 billion	0.70%

Invesco may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, Invesco will retain its ability to be reimbursed for such fee prior to the end of the respective fiscal year in which the voluntary fee waiver or reduction was made. Contractual fee waivers or reductions set forth in the Fee Table in a prospectus may not be terminated or amended to the Funds’ detriment during the period stated in the agreement between Invesco and the Fund.”

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